UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – June 28, 2010

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2010, the Management Performance Committee (the “Committee”) of the Board of Directors of Questar Corporation (the “Company”) approved an amendment to the terms of each of the stock option award agreements evidencing certain outstanding stock options to purchase the Company’s common stock previously granted by the Company to Mr. Keith O. Rattie, the Company’s President, Chief Executive Officer and Chairman of the Board of Directors, under the Questar Corporation Long-Term Stock Incentive Plan (the “Plan”) which may be held by Mr. Rattie immediately prior to the consummation of the spin-off of QEP Resources, Inc. from the Company. The amendment generally provides that Mr. Rattie may exercise all or any portion of certain stock options, to the extent vested, including any portion of the applicable stock option that may become vested pursuant to that certain Separation Agreement, dated as of June 14, 2010, between the Company and Mr. Rattie, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010, at any time prior the expiration of the stock option according to its original expiration date, and without regard to Mr. Rattie’s termination of employment with the Company. The other material terms of each outstanding stock option granted to Mr. Rattie pursuant to the Plan remain unchanged.

This description of the amendment to Mr. Rattie’s stock option award agreements is qualified in its entirety by the terms of the amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 28, 2010, the Committee approved the form of award agreement to be used in connection with the grant of restricted stock units under the Plan to Mr. Rattie as compensation for his services as a director of the Company, subject to consummation of the spin-off of QEP Resources, Inc. from the Company, as previously approved by the Company’s Board of Directors on June 12, 2010, and reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010. The form of the award agreement sets forth the terms and conditions of the restricted stock unit award that may be granted to Mr. Rattie under the Plan.

This description of the form of award agreement under the Plan is qualified in its entirety by the terms of the award agreement, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Exhibit

10.1

Amendment to Questar Corporation Stock Option Agreements with Mr. Keith O. Rattie.

10.2

Questar Corporation Form of Restricted Stock Units Agreement for restricted stock units granted to Mr. Keith O. Rattie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

  (Registrant)

June 28, 2010

/s/Richard J. Doleshek

Richard J. Doleshek

Executive Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

10.1

Amendment to Questar Corporation Stock Option Agreements with Mr. Keith O. Rattie.

10.2

Questar Corporation Form of Restricted Stock Units Agreement for restricted stock units granted to Mr. Keith O. Rattie.

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